                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           BAKER HUGHES INCORPORATED
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                           BAKER HUGHES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 28, 1998

     The Annual Meeting of the Stockholders of Baker Hughes Incorporated (the "Company") will be held at the offices of the Company, 3900 Essex Lane, Suite 210, Houston, Texas on Wednesday, January 28, 1998, at 11:00 a.m., for the purpose of considering and voting on:

          1. Election of four directors to serve for a three year term.

          2. Approval of Long Term Incentive Plan.

          3. Stockholder Proposal No. 1 on Implementation of the MacBride Principles in Northern Ireland.

          4. Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

     The Board of Directors has fixed December 3, 1997 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting and any reconvened meeting after an adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, that meeting or a reconvened meeting after an adjournment.

                                            By order of the Board of Directors,

                                            Linda J. Smith
                                            Secretary

Houston, Texas
December 10, 1997

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (hereinafter called the "Corporation," the "Company" or "Baker Hughes"), to be voted at the Annual Meeting of Stockholders on Wednesday, January 28, 1998, and at any and all reconvened meetings after adjournments thereof. Baker Hughes was formed as a result of the combination of Baker International Corporation ("Baker") and Hughes Tool Company ("Hughes") on April 3, 1987.

     Solicitation of proxies by mail is expected to commence on or about December 15, 1997 (the approximate date that this Proxy Statement and accompanying proxy were first sent to security holders), and the cost thereof will be borne by the Corporation. In addition to solicitation by mail, certain of the directors, officers and regular employees of the Corporation may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Corporation for postage and clerical expenses. Furthermore, the Company has retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies from stockholders of the Corporation for an anticipated fee of $6,500 plus out-of-pocket expenses.

     SHARES AS TO WHICH PROXIES HAVE BEEN EXECUTED WILL BE VOTED AS SPECIFIED IN THE PROXIES. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED HEREIN AS DIRECTORS AND THE APPROVAL OF THE LONG TERM INCENTIVE PLAN AND AGAINST STOCKHOLDER PROPOSAL NO. 1.

     Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary, at the Corporation's executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Corporation are located at 3900 Essex Lane, Houston, Texas 77027-5177. For a period of at least ten days prior to the Annual Meeting of Stockholders, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at the Corporation's executive offices.

                               VOTING SECURITIES

     The securities of the Corporation entitled to be voted at the Annual Meeting consist of shares of its Common Stock, $1 par value per share (the "Common Stock"), of which 169,318,406 shares were issued and outstanding at the close of business on December 3, 1997. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting.

     Assuming a quorum is present with respect to the election of directors, the four nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors. There will be no cumulative voting in the election of directors. Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock having voting power present in person or represented by proxy and entitled to vote on the matter is required for approval of the Long Term Incentive Plan and Stockholder Proposal No. 1. Under Delaware law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. Shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter (e.g. broker non-votes) will be considered present for quorum purposes but not considered entitled to vote on that matter. Accordingly, broker non-votes will not have any impact on the vote on a matter.

     There were no holders of the Common Stock known to the Corporation to own beneficially 5% or more of the Common Stock on September 30, 1997.

                             ELECTION OF DIRECTORS

     Four Class I directors will be elected at the Annual Meeting of Stockholders to serve for a three year term expiring at the Annual Meeting of Stockholders to be held in January 2001, with the exception of Mr. Maher, whose term will expire at the 1999 Annual Meeting of Stockholders in accordance with the tenure provisions of the Corporation's Bylaws. Mr. Jack S. Blanton, a Class I director, will not be standing for reelection to the Board of Directors, and will retire as a director at the Annual Meeting of Stockholders to be held January 28, 1998, in accordance with the age requirements of the Corporation's Bylaws.

     The following table sets forth for Mr. Blanton and each nominee for election as a director his name, all positions with the Corporation held by him, his principal occupation, age, year in which he first became a director of the Corporation or its predecessors and class. Each nominee director has agreed to serve if elected.

                                                                                  DIRECTOR
         NOMINEES                        PRINCIPAL OCCUPATION               AGE    SINCE     CLASS
         --------                        --------------------               ---   --------   -----
JACK S. BLANTON             Chairman of Houston Endowment, Inc.; President  70      1989      I
                            of Eddy Refining Company (petroleum products)
                            and past Chairman of the Board of Regents of
                            The University of Texas System. Former
                            Chairman of the Board and Chief Executive
                            Officer of Scurlock Oil Company from 1983 to
                            1988. President of Scurlock Oil Company from
                            1958 to 1983. Mr. Blanton serves on the Board
                            of Directors of Texas Commerce Bank, Inc., SBC
                            Corporation, Ashland, Inc., Burlington
                            Northern Santa Fe, Inc., Texas Medical Center,
                            Inc., Pogo Producing Company and The Methodist
                            Health Care System.
JOHN F. MAHER               Retired President and Chief Executive Officer   54      1989      I
                            of Great Western Financial Corporation
                            (financial services). Mr. Maher was President
                            of Great Western Financial Corporation from
                            1986-1997, Chief Executive Officer from
                            1995-1997 and Chief Operating Officer from
                            1986-1995. He was a Managing Director of
                            Lehman Brothers Kuhn Loeb from 1979 to 1986.
                            Mr. Maher is a director of the Big Brothers of
                            Greater Los Angeles. He is also a member of
                            the National Board of Trustees of the Boys &
                            Girls Clubs of America, a member of the Board
                            of Trustees of the Cate School and Trout
                            Unlimited, a member of the California Business
                            Roundtable and Overseer, Huntington Library,
                            Art Collections and Gardens.

                                                                                  DIRECTOR
         NOMINEES                        PRINCIPAL OCCUPATION               AGE    SINCE     CLASS
         --------                        --------------------               ---   --------   -----
H. JOHN RILEY, JR.          Chairman of Cooper Industries, Inc.             57      1997      1
                            (diversified manufacturer) since 1996,
                            President since 1992, and Chief Executive
                            Officer since 1995. He was Executive Vice
                            President, Operations of Cooper Industries,
                            Inc. from 1982 to 1992, and Chief Operating
                            Officer from 1992 to 1995. Mr. Riley is a
                            director of Wyman-Gordon Company, the Houston
                            Symphony, and The Houston Forum. He is
                            Chairman of Central Houston, Inc. and a member
                            of The Business Roundtable. Mr. Riley also
                            serves as a director of the Manufacturers
                            Alliance for Productivity and Innovation, The
                            Greater Houston Partnership, the Museum of
                            Fine Arts, Houston, Junior Achievement, Inc.
                            and The Business Committee for the Arts.
CHARLES L. WATSON           Chairman and Chief Executive Officer of NGC     47        --      I
                            Corporation (diversified energy) since 1996.
                            He was Chairman of Natural Gas Clearing House
                            from 1989 to 1995, Chief Executive Officer
                            from 1985 to 1995 and President from 1985 to
                            1989. Mr. Watson serves on the National
                            Petroleum Council, and is a member of the
                            Board of Directors of the Independent
                            Producers Association of America and the
                            Interstate Natural Gas Association of America.
                            He is also a founding member of the Natural
                            Gas Council.
MAX P. WATSON, JR.          Chairman of BMC Software, Inc. (computer        52        --      I
                            systems management software) since 1992 and
                            President and Chief Executive Officer since
                            1990. He was Chief Operating Officer of BMC
                            Software, Inc. from 1989 to 1990. Mr. Watson
                            is a trustee of the Museum of Fine Arts,
                            Houston.

INFORMATION CONCERNING CLASS II AND III DIRECTORS

     The following table sets forth certain information for those directors whose present terms will continue after the Annual Meeting of Stockholders. The term of each Class II and Class III director expires at the 1999 and 2000 Annual Meeting of Stockholders, respectively, with the exception of Mr. Trauscht who will retire at the 1998 Annual Meeting of Stockholders in accordance with the tenure provisions of the Corporation's Bylaws.

     Pursuant to the Corporation's Bylaws, in case of a vacancy on the Board of Directors, a majority of the remaining directors of the class in which the vacancy occurs will be empowered to elect a successor, and the person so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, disqualification or other cause created the vacancy, and thereafter until the election of a successor director. The Nominating Committee of the Board of Directors is currently in the process of identifying an appropriate candidate to fill the vacancy that will be created by Mr. Trauscht's retirement, and the remaining Class II directors will elect a new Class II director to fill such vacancy as soon as that individual is identified.

                                                                                  DIRECTOR
        DIRECTORS                        PRINCIPAL OCCUPATION               AGE    SINCE     CLASS
        ---------                        --------------------               ---   --------   -----
LESTER M. ALBERTHAL, JR.    Chairman of the Board of EDS (information       53      1990      II
                            technology service) since 1989 and Chief
                            Executive Officer since 1986. Mr. Alberthal
                            serves on the Executive Advisory Board of the
                            Center for the Pacific Rim, the Board of
                            Trustees of Southern Methodist University, the
                            Executive Board of the Edwin L. Cox School of
                            Business at Southern Methodist University, the
                            Board of Trustees of the Cooper Institute for
                            Aerobics Research, the Board of Directors of
                            the Better Business Bureau of Dallas, the
                            Jason Foundation for Education and the State
                            Fair of Texas. He is Chairman of the
                            President's Advisory Committee for Trade
                            Policy and Negotiation, a member of the
                            President's National Security
                            Telecommunications Advisory Committee, and the
                            World Economic Forum. Mr. Alberthal serves as
                            Co-Chairman of the Global Information
                            Infrastructure Commission and is also a member
                            of the Board of the Center for Strategic and
                            International Studies in Washington, D.C.
VICTOR G. BEGHINI           Vice Chairman -- Marathon Group, USX            63      1992     III
                            Corporation since 1990 and
                            President -- Marathon Oil Company (oil and gas
                            exploration) since 1987. Mr. Beghini joined
                            Marathon in 1956. He was Vice
                            President -- Supply & Transportation from
                            1978-1984, President of Marathon Petroleum
                            Company from 1984 to 1985, Senior Vice
                            President -- Domestic Exploration and
                            Production for Marathon Oil Company from 1985
                            to 1986, and Senior Vice
                            President -- Worldwide Production from 1986 to
                            1987. Mr. Beghini is a director of USX
                            Corporation, Pitt-DesMoines, Inc., the
                            American Petroleum Institute, a member of the
                            National Petroleum Council and the Sam Houston
                            Council of the Boy Scouts of America.

                                                                                  DIRECTOR
        DIRECTORS                        PRINCIPAL OCCUPATION               AGE    SINCE     CLASS
        ---------                        --------------------               ---   --------   -----
EUNICE M. FILTER            Vice President and Secretary of Xerox           57      1992     III
                            Corporation (office equipment) since 1984, and
                            Treasurer since 1990. President and Chief
                            Executive Officer of Xerox Credit Corp. since
                            1995. She was Director of Investor Relations
                            of Xerox Corporation from 1979 to 1984. Ms.
                            Filter is a member of the National Investor
                            Relations Institute, the American Society of
                            Corporate Secretaries, the Financial Women's
                            Association of New York, the Financial
                            Executives Institute and the National
                            Association of Corporate Treasurers. She is
                            also a director of Briggs & Stratton
                            Corporation, Xerox Canada Inc. and a member of
                            the Board of Trustees of Wells College.
JOE B. FOSTER               Chairman of the Board and Chief Executive       63      1990      II
                            Officer of Newfield Exploration Company (oil
                            and gas exploration) since 1989. Executive
                            Vice President of Tenneco Inc. from 1981 to
                            1988. Director of Tenneco Inc. from 1983 to
                            1988. Mr. Foster is Chairman of the National
                            Petroleum Council and a member of the Offshore
                            Committee of the Independent Petroleum
                            Association of America. Mr. Foster is also a
                            director of New Jersey Resources Corporation.
RICHARD D. KINDER           Chairman and Chief Executive Officer of Kinder  53      1994      II
                            Morgan Energy Partners, L.P. (diversified
                            energy) since 1997. President and Chief
                            Operating Officer of Enron Corp. from 1990
                            through 1996. Mr. Kinder is a director of
                            Transocean Offshore Inc. and USA Waste
                            Services, Inc. He is also a trustee of the
                            Museum of Fine Arts, Houston, and is past
                            Chairman of the Interstate Natural Gas
                            Association of America.
MAX L. LUKENS               Chairman of the Board since January 1997,       49      1996     III
                            President since October 1995 and Chief
                            Executive Officer of the Company since October
                            1996. Mr. Lukens joined Baker in 1981. He was
                            Vice President and Chief Financial Officer of
                            the Company from 1984-1989; Senior Vice
                            President of the Company from 1987-1994;
                            President, Baker Hughes Production Tools from
                            1989-1993; President, Baker Hughes Oilfield
                            Operations from 1993-1995; Executive Vice
                            President from 1994-1995 and Chief Operating
                            Officer 1995-1996. Mr. Lukens serves on the
                            Board of Directors of Sonat, Inc. and
                            Transocean Offshore, Inc.

                                                                                  DIRECTOR
        DIRECTORS                        PRINCIPAL OCCUPATION               AGE    SINCE     CLASS
        ---------                        --------------------               ---   --------   -----
JAMES F. MCCALL             Executive Director of the American Society of   63      1996     III
                            Military Comptrollers since 1991. Lieutenant
                            General and Comptroller of U.S. Army from 1988
                            until 1991. Retired 1991. General McCall was
                            commissioned as 2nd Lieutenant of Infantry in
                            1958 and was selected into the Army's
                            Comptroller/Financial Management career field
                            in 1970. General McCall is Chairman of the
                            Board of Enterprise Bancorp Inc. and
                            Enterprise Federal Savings Bank. He is also a
                            member of the Board of Directors of the
                            American Refugee Committee.
DONALD C. TRAUSCHT          Chairman of BW Capital Corporation since 1996.  64      1988      II
                            Chairman and Chief Executive Officer of Borg-
                            Warner Security Corporation (diversified
                            services) from 1993 to 1995. Chairman and
                            Chief Executive Officer of Borg-Warner
                            Corporation 1991 to 1993. Vice
                            President -- Finance and Strategy from 1987 to
                            1991. Vice President -- Corporate Planning
                            from 1982 to 1987. Mr. Trauscht joined
                            Borg-Warner in 1967. He serves as a member of
                            the Boards of Borg-Warner Security
                            Corporation, ESCO Electronics Corporation,
                            Thiokol Corporation, IMO Industries Inc. and
                            Bluebird Corporation.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During fiscal year 1997 the Board of Directors held ten meetings. During fiscal year 1997, each non-employee director was paid a monthly retainer of $2,500, an attendance fee of $2,000 for the first meeting of the Board or any of its committees attended in any one day and $1,000 for each additional meeting attended in the same day. Committee chairmen received an additional fifty percent of the meeting fee. In addition, each non-employee director is entitled to retirement benefits in the amount of the annual retainer for service on the Board at the rate in effect on December 31 of the year preceding the year of retirement therefrom for a period of up to ten years. Each non-employee director is allowed to defer from 1% to 100% of his or her annual retainer, meeting fees or retirement income in accordance with the Company's Director Compensation Deferral Plan. Directors who are employees of Baker Hughes are not paid any fees or additional remuneration for service as members of the Board or any of its committees and are not entitled to the retirement benefits mentioned above. Pursuant to the Corporation's Restated 1987 Stock Option Plan, for grants made prior to 1993, the 1993 Stock Option Plan for grants made in 1993 through 1997, and the Long Term Incentive Plan, for grants to be made in 1998 and thereafter (subject to stockholder approval at the 1998 Annual Meeting of Stockholders), each non-employee director is granted a nonqualified option to purchase 2,000 shares of the Common Stock effective upon his initial election to the Board of Directors. The stock option plans also provide for an annual grant of a nonqualified option to purchase 1,000 shares of the Common Stock, on the fourth Wednesday of October each year after the initial grant until expiration of the plans to each person who is a non-employee director on such date.

     The Board of Directors has, in addition to other committees, an Audit/Ethics Committee, Compensation Committee and a Nominating Committee.

     The Audit/Ethics Committee, which is comprised of Messrs. Beghini (Chairman), McCall and Riley, held two meetings during fiscal year 1997. The functions performed by the Audit/Ethics Committee include: reviewing the scope and results of the annual audit and other matters with the independent accountants, internal auditors and management; reviewing the independence of the independent accountants and internal auditors; reviewing actions by management on the independent and internal auditors' recommendations; and meeting with management, the internal auditors and the independent accountants to review the effectiveness of Baker Hughes' system of internal controls and internal audit procedures. To promote independence of the audit, the Committee consults separately and jointly with the independent accountants, the internal auditors and management. In addition, the Committee monitors the Standards of Conduct for the Corporation's employees, coordinates compliance and reviews and investigates non-compliance matters.

     The Compensation Committee, which is comprised of Messrs. Maher (Chairman), Blanton, Kinder, Riley and Trauscht, held four meetings during fiscal year 1997. The functions performed by the Compensation Committee include: reviewing Baker Hughes' executive salary and bonus structure; reviewing Baker Hughes' stock option and convertible debenture plans (and making grants thereunder), employee retirement income plans, employee thrift plan and employee stock purchase plan; recommending directors' fees; setting bonus goals; approving salary and bonus awards to key executives; and recommending incentive compensation and stock award plans for approval by stockholders.

     The Nominating Committee, which is comprised of Messrs. Alberthal (Chairman), Maher, McCall and Ms. Filter, held two meetings during fiscal year 1997. The functions performed by the Nominating Committee include: selecting candidates to fill vacancies on the Board of Directors; reviewing the structure and composition of the Board; and considering qualifications requisite for continuing Board service. The Board of Directors may increase its size during any year up to a maximum of 16 members. If the Board of Directors increases its number of members during the year, the vacancy or vacancies created shall be filled with new member(s) elected by majority vote of the members in the class of directors where such increase is occurring. The Committee also considers nominees recommended by stockholders, provided such notice is received at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the Annual Meeting of Stockholders. Stockholders desiring to make such recommendations should submit the candidate's name, together with biographical information and his or her written consent to nomination to:
Chairman, Nominating Committee of the Board of Directors of Baker Hughes Incorporated, P.O. Box 4740, Houston, Texas 77210-4740.

     During the fiscal year ended September 30, 1997, each director attended at least 75% of the aggregate number of meetings of the Corporation's Board of Directors and respective Committees on which he or she served with the exception of Mr. Maher who attended 62.5% of such meetings.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Set forth below is certain information with respect to beneficial ownership of the Common Stock as of December 3, 1997 by each director, nominee director, the five most highly compensated executive officers and by directors and executive officers as a group.

                                                          SHARES BENEFICIALLY OWNED
                                                        ------------------------------
                                                              SHARES SUBJECT TO
                                                        OPTIONS/CONVERTIBLE DEBENTURES
                                                           WHICH ARE OR WILL BECOME        TOTAL
                                        SHARES OWNED      EXERCISABLE OR CONVERTIBLE     BENEFICIAL     % OF
                NAME                   AS OF 12/3/97           PRIOR TO 2/1/98           OWNERSHIP    CLASS(1)
                ----                   --------------   ------------------------------   ----------   --------
Lester M. Alberthal, Jr. ............       9,530                     6,000                  15,530       --
Victor G. Beghini....................       3,000                    16,369                  19,369       --
Jack S. Blanton......................       9,000                     6,000                  15,000       --
Eunice M. Filter.....................       2,000                     5,000                   7,000       --
Joe B. Foster........................       3,000                     6,000                   9,000       --
Richard D. Kinder....................       4,000                     5,000                   9,000       --
John F. Maher........................       5,843(2)                  6,000                  11,843       --
James F. McCall......................         325                     3,000                   3,325       --
H. John Riley, Jr....................       1,000                     2,000                   3,000       --
Donald C. Trauscht...................       5,075                     1,000                   6,075       --
Charles L. Watson....................           0                         0                       0       --
Max P. Watson, Jr....................           0                         0                       0       --
Max L. Lukens........................     147,969(3)                239,752                 387,721       --
Eric L. Mattson......................      74,253(4)                138,173                 212,426       --
Andrew J. Szescila...................      39,106(5)                 69,405                 108,511
George S. Finley.....................      33,849(6)                 40,727                  74,576       --
Jabian P. Trahan.....................      25,468(7)                 84,314                 109,782       --
All directors and executive officers
  as a group (27 persons)............     556,066(8)              1,007,097               1,563,163       --

---------------

(1) No percent of class is shown for holdings of less than 1%.

(2) Includes 553 shares held as custodian for Mr. Maher's minor children.

(3) Includes shares awarded pursuant to the Company's 1995 Stock Award Plan. See Footnotes (1) and (3) to Summary Compensation Table.

(4) Includes shares awarded pursuant to the Company's 1995 Stock Award Plan. See Footnotes (1) and (4) to Summary Compensation Table. Also includes 1,180 shares held indirectly by wife.

(5) Includes shares awarded pursuant to the Company's 1995 Stock Award Plan. See Footnotes (1) and (5) to Summary Compensation Table.

(6) Includes shares awarded pursuant to the Company's 1995 Stock Award Plan. See Footnotes (1) and (6) to Summary Compensation Table.

(7) Includes shares awarded pursuant to the Company's 1995 Stock Award Plan. See Footnotes (1) and (7) to Summary Compensation Table.

(8) Includes 218,608 shares awarded pursuant to the Company's 1995 Stock Award Plan. See Footnote (1) to Summary Compensation Table.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than 10% of the Corporation's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Pacific Exchange. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, with the exception of the following:

     Mr. G. S. Finley, Senior Vice President and Chief Administrative Officer, filed a Form 4 with the SEC on April 11, 1997, which was due on April 10, 1997, reporting the exercise of a Baker Hughes stock option on March 24, 1997, in the amount of 10,808 shares of common stock and subsequent same-day sale of 8,485 shares of common stock. Mr. M. G. Dick, Vice President and President, Baker Hughes Process Equipment Company, filed a Form 4 with the SEC on March 3, 1997, which was due on February 10, 1997, reporting the exercise of a Baker Hughes stock option on January 31, 1997, in the amount of 4,716 shares of common stock and subsequent same-day sale of 4,716 shares of common stock. Mr. A. J. Szescila, Senior Vice President and President, Baker Hughes Oilfield Operations, inadvertently failed to report the exercise of a Baker Hughes stock option on October 8, 1996, in the amount of 5,922 shares of common stock, and subsequent same-day sale of 5,922 shares of common stock. This exercise was reported on Mr. Szescila's Form 5 for the fiscal year ended September 30, 1997.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company and its subsidiaries to each of the five most highly compensated executive officers of the Company for services rendered to the Company for the fiscal years ended September 30, 1997, 1996 and 1995:

                                            ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                 -----------------------------------------   --------------------------------
                                                                                     AWARDS           PAYOUTS
                                                                             ----------------------   -------
                                                                             RESTRICTED     STOCK
                                                              OTHER ANNUAL     STOCK       OPTIONS     LTIP        ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS     COMPENSATION   AWARDS(1)     (SHARES)   PAYOUTS   COMPENSATION(2)
  ---------------------------    ----   --------   --------   ------------   ----------    --------   -------   ---------------
M. L. Lukens, Chairman of the    1997   $721,539   $942,500          --      $       --    100,694      --          $74,193
  Board, President and Chief     1996    572,115    586,500          --              --    117,197      --           59,804
  Executive Officer              1995    490,462    412,500          --       1,460,937(3)  68,705      --           51,596
E. L. Mattson, Senior Vice       1997    364,135    367,500          --              --     36,458      --           38,209
  President and Chief            1996    346,153    267,750          --              --     41,401      --           34,791
  Financial Officer              1995    324,996    219,375          --         558,360(4)  42,483      --           28,526
A.J. Szescila, Senior Vice       1997    266,742    290,902          --              --     25,808      --           27,818
  President and President,       1996    245,265    168,476          --              --     29,496      --           25,554
  Baker Hughes Oilfield          1995    232,793    138,928          --         315,000(5)  21,996      --           23,124
    Operations
G. S. Finley, Senior Vice        1997    276,538    252,000          --              --     27,291      --           28,702
  President and Chief            1996    261,140    200,430          --              --     33,375      --           25,075
  Administrative Officer         1995    215,404    130,380          --         251,928(6)  21,437      --           20,736
J. P. Trahan, Vice President     1997    292,115    228,285          --              --     28,125      --           30,421
  and President, Baker           1996    255,058    206,550          --              --     32,313      --           27,062
  Hughes Solutions               1995    245,757    171,219          --         142,974(7)  25,024      --           25,658

---------------

(1) The named executive officers received a one-time restricted stock award matching their stock ownership as of January 31, 1995, pursuant to the Company's 1995 Stock Award Plan (the "Award Plan"). The awards were made to encourage additional stock ownership and assist the executives in reaching the minimum stock ownership requirements adopted by the Company. The matched shares vest upon the retirement of the executive or certain other events. The executives receive a cash payment equivalent to the Company's ordinary dividend payment on the awards on a quarterly basis. The value of restricted stock awards is based upon the closing stock price of $43.8125 per share of the Common Stock on the New York Stock Exchange on September 30, 1997.

(2) All Other Compensation includes Company contributions to the Thrift Plan, Supplemental Retirement Plan and life insurance premiums. Amounts for fiscal year 1997 for the persons named above are as follows:

                                            LUKENS     MATTSON    SZESCILA    FINLEY     TRAHAN
                                            -------    -------    --------    -------    -------
    Thrift Plan Contributions...........    $ 8,046    $7,858     $ 9,312     $ 7,858    $12,412
    Supplemental Retirement Plan
      Contributions.....................     43,517    18,938      10,520      12,477      9,443
    Life Insurance Premiums.............     22,630    11,413       7,986       8,367      8,566

(3) Mr. Lukens was awarded 15,000 shares of the Common stock, valued at $271,875 on January 25, 1995, pursuant to the Award Plan. The award vests on October 26, 1999, provided Mr. Lukens remains in the employ of the Company. Mr. Lukens has full rights to receive dividends on the award. Mr. Lukens was also awarded 66,059 shares of the Common Stock, valued at $1,189,062, on February 1, 1995, pursuant to the Award Plan. See Footnote (1) above. At September 30, 1997, Mr. Lukens held 81,059 shares of restricted stock, valued at $3,551,397.

(4) Mr. Mattson was awarded 31,020 shares of the Common Stock, valued at $558,360, on February 1, 1995, pursuant to the Award Plan. See Footnote (1) above. At September 30, 1997, Mr. Mattson held 31,020 shares of restricted stock, valued at $1,359,064.

(5) Mr. Szescila was awarded 17,500 shares of Common Stock, valued at $315,000, on February 1, 1995, pursuant to the Award Plan. See Footnote (1) above. At September 30, 1997, Mr. Szescila held 17,500 shares of restricted stock, valued at $766,719.

(6) Mr. Finley was awarded 13,996 shares of the Common Stock, valued at $251,928, on February 1, 1995, pursuant to the Award Plan. See Footnote (1) above. At September 30, 1997, Mr. Finley held 13,996 shares of restricted stock, valued at $613,200.

(7) Mr. Trahan was awarded 7,943 shares of the Common Stock, valued at $142,974, on February 1, 1995, pursuant to the Award Plan. See Footnote (1) above. At September 30, 1997, Mr. Trahan held 7,943 shares of restricted stock, valued at $348,003.

                       STOCK OPTIONS GRANTED DURING 1997

     The following table sets forth certain information regarding stock options granted during fiscal year 1997 to the persons named in the Summary Compensation Table above. The theoretical values on date of grant of stock options granted in 1997 shown below are presented pursuant to SEC rules and are calculated using the Black-Scholes Model for pricing options. The theoretical values of options trading in the stock markets do not necessarily bear a relationship to the compensation cost to the Corporation or potential gain realized by an executive. The actual amount, if any, realized upon exercise of stock options will depend upon the market price of the Common Stock relative to the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the theoretical values of stock options reflected in this table actually will be realized.

                                                 % OF TOTAL
                                   OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION        GRANT DATE
              NAME                GRANTED(1)    TO EMPLOYEES      PRICE        DATE      THEORETICAL VALUE(2)
              ----                ----------   ---------------   --------   ----------   --------------------
M. L. Lukens....................   100,694          11.4%         $36.00    10/23/2006        $1,647,857
E. L. Mattson...................    36,458           4.1%          36.00    10/23/2006           596,635
A. J. Szescila..................    25,808           2.9%          36.00    10/23/2006           422,348
G. S. Finley....................    27,291           3.0%          36.00    10/23/2006           446,617
J. P. Trahan....................    28,125           3.1%          36.00    10/23/2006           460,266

---------------

(1) Options vest (i) in 20% increments, with the first 20% vesting on the date of grant and an additional 20% vesting on each subsequent anniversary until the fourth anniversary date at which time the option will be fully vested; and (ii) if the closing price of the Common Stock on the New York Stock Exchange increases to at least $50.00 per share and thereafter the closing price of the Common Stock on the New York Stock Exchange averages $50.00 per share or above for a period of ten consecutive trading days, any unvested portion of the option shall immediately vest in its entirety.

(2) The theoretical values on grant date are calculated under the Black-Scholes Model. The Black-Scholes Model is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors to estimate the option's theoretical value, including the stock's historical volatility, dividend rate, exercise period of the option and interest rates. The grant date theoretical value above assumes a volatility of 25%, a dividend yield of 1.3%, a 6.123% risk free rate of return and a ten-year option term.

                    AGGREGATED OPTION EXERCISES DURING 1997
                    AND OPTION VALUES AT SEPTEMBER 30, 1997

     The following table sets forth certain information regarding options exercised during fiscal year 1997 by persons named in the Summary Compensation Table and options held by such persons at September 30, 1997. The values of unexercised in-the-money stock options at September 30, 1997 shown below are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise of stock options will depend upon the market price of the Common Stock relative to the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the values of unexercised in-the-money stock options reflected in this table will be realized.

                             OPTION EXERCISES                UNEXERCISED OPTIONS AT SEPTEMBER 30, 1997
                        --------------------------   ---------------------------------------------------------
                                                                                 VALUE OF UNEXERCISED IN-THE-
                                                         NUMBER OF OPTIONS               MONEY OPTIONS
                                                     -------------------------   -----------------------------
                        SHARES ACQUIRED    VALUE                       NOT                            NOT
         NAME             ON EXERCISE     REALIZED   EXERCISABLE   EXERCISABLE    EXERCISABLE     EXERCISABLE
         ----           ---------------   --------   -----------   -----------   -------------   -------------
M. L. Lukens..........           --       $     --     142,600(1)    186,696       $2,689,192      $3,191,593
E. L. Mattson.........       10,233        128,424      98,421(2)     75,252        2,060,466       1,341,489
A. J. Szescila........       40,523        675,909      36,481        50,819          766,794         887,230
G. S. Finley..........       10,808        194,796      11,874        54,179          197,282         948,811
J. P. Trahan..........       14,646        264,330      54,213        56,063        1,136,612         983,215

---------------

(1) Includes 19,578 shares exercisable upon conversion of convertible debentures.

(2) Includes 8,433 shares exercisable upon conversion of convertible debentures.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Corporation has an employment agreement with Max L. Lukens (the "Lukens Employment Agreement"), which provides for the continuation of employment of Mr. Lukens for a five year period ending December 6, 1999, subject to termination as provided therein. During the term of the Lukens Employment Agreement, Mr. Lukens is entitled to receive a base salary, annual cash bonus based upon achievement of performance goals, long term incentives and benefits and perquisites that other officers and employees of the Corporation are entitled to receive, all as established from time to time by the Board of Directors or the Compensation Committee. Mr. Lukens' salary may be increased (but not decreased) based upon the performance of Mr. Lukens during the year. Upon termination of the employment of Mr. Lukens due to his Disability (as defined in the Lukens Employment Agreement), for a period of more than 90 days in the aggregate during any period of 12 consecutive months, or reasonable expectation of such Disability during such period, Mr. Lukens shall be paid one-half of his then base salary in monthly installments until Mr. Lukens is no longer Disabled or until December 6, 1999, whichever is the first to occur, and a portion of his most recently ascertainable incentive bonus. In the event of the death of Mr. Lukens during the term of the Lukens Employment Agreement or during any period in which Mr. Lukens is receiving compensation during his Disability, the Corporation shall pay one-half of Mr. Lukens' then annual base salary to Mr. Lukens' beneficiary for the remaining term of the Lukens Employment Agreement or the remaining part of any Disability period, as may be applicable, and a portion of his most recently ascertainable incentive bonus. Upon termination of the Lukens Employment Agreement by Mr. Lukens for Good Reason (as defined in the Lukens Employment Agreement) or by the Corporation without Cause (as defined in the Lukens Employment Agreement), Mr. Lukens is entitled to receive his then annual base salary and the greater of (a) one-half of his expected value incentive bonus or (b) Mr. Lukens' expected value incentive bonus multiplied by the percentage amount of expected value incentive bonus an executive officer in a comparable position receives for such fiscal year, prorated for the months applicable (all of the foregoing being subject to adjustment by the GNP price deflator, and being subject to offset by compensation earned by Mr. Lukens from a subsequent employer, but such offset is limited to 65% of such base salary and incentive bonus), as well as an immediate vesting of all long term incentive awards, a cash lump sum payment of the present value of all accrued benefits under the Corporation's supplemental retirement plan, and a continuation of Mr. Lukens' benefits and perquisites, for the remainder of the term of the Lukens Employment Agreement, in return for Mr. Lukens providing consulting services to the Corporation. In lieu of the foregoing, if Mr. Lukens' employment is terminated during the last 18 months of the term of the Lukens Employment Agreement by Mr. Lukens for Good Reason or the Corporation without Cause, and the severance benefits provided to employees pursuant to the Corporation's executive severance policy exceed the foregoing, Mr. Lukens will receive the normal severance benefits. If the Lukens Employment Agreement is terminated by Mr. Lukens for any reason other than a Good Reason, Mr. Lukens shall only receive his base salary and benefits through the date of termination, but no annual bonus. If the Lukens Employment Agreement is terminated by the Corporation for Cause, Mr. Lukens shall only receive his base salary, benefits, and a portion of the most recently ascertainable incentive bonus up to the date of termination. To the extent any provision of the Lukens Employment Agreement is covered by a provision of the Severance Agreement described below, the Lukens Employment Agreement provision so covered is superseded by the relevant portion of the Severance Agreement.

     In addition to the employment agreement described above, the Corporation also has severance agreements with Max L. Lukens, Eric L. Mattson, Andrew J. Szescila, G. S. Finley and Jabian P. Trahan (each an "Officer")(the "Severance Agreements"), which provide for payment of certain benefits to the Officers as a result of termination of employment following or in connection with a change in control of the Corporation ("Change in Control"). The initial term of the Severance Agreements expires on December 31, 1999. Beginning on January 1, 1998, and on each successive January 1 thereafter (the "Extension Date"), the term of the Severance Agreements is automatically renewed for an additional year, unless notice of nonextension has been given by September 30 prior to such Extension Date. The term is automatically extended for twenty-four months following a Change in Control. Pursuant to the Severance Agreements, severance benefits are paid to the Officer following a Change in Control (i) unless (x) the Officer resigns without Good Reason (as defined in the Severance Agreements), (y) the Officer is terminated by the Corporation for Cause (as defined in the Severance Agreements), or (z) the Officer is terminated by reason of death or disability, or (ii) in certain circumstances, if the Officer voluntarily terminates his employment during the one-month period following the first anniversary of the Change in Control. Provided the Officer meets the criteria for payment of severance benefits following a Change in Control as described above, he will receive the following benefits: (a) a lump sum payment equal to three times the sum of the Officer's annual base salary in effect on the date of termination of employment or, if higher, his annual base salary in effect immediately prior to the event or circumstance constituting Good Reason; (b) a lump sum payment equal to three times the sum of the average annual bonus earned by the Officer during the three fiscal years ending immediately prior to the fiscal year in which termination of employment occurs or, if higher, immediately prior to the fiscal year in which occurs the event or circumstance constituting Good Reason; provided, that if the Officer has not participated in an annual bonus plan of the Company for the entirety of such three year period, then the average bonus will be calculated using such lesser number of bonuses as have been earned; (c) continuation of life, disability, accident and health insurance benefits and all perquisites for an additional three years; (d) a lump sum payment equal to the sum of (i) any unpaid incentive compensation which has been allocated or awarded to the Officer for a complete fiscal year or other measuring period preceding the date of termination under the Corporation's Annual Incentive Compensation Plan and which, as of the date of termination, is contingent only upon the continued employment of the Officer to a subsequent date, and (ii) a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to the Officer for all then uncompleted periods under the Corporation's Annual Incentive Compensation Plan; provided however that if such termination of employment occurs during the same year in which the Change of Control occurs, the pro rata bonus payment referred to in clause (ii) above shall be offset by any payments received under the Corporation's Annual Incentive Compensation Plan in connection with such Change in Control; (e) a lump sum payment equal to the present value of the benefits the Officer would have received had he continued to participate in the Corporation's thrift and supplemental retirement plans for an additional three years, assuming for this purpose that (i) the Officer's compensation during such three-year period remained at the levels used for calculating the severance payment described in paragraph (a) and (b) above, and (ii) the Officer's contributions to such plans remained at the levels in effect as of the date of the Change in Control or the date of termination, whichever is greater; (f) eligibility for the Corporation's retiree medical program if the Officer would have become entitled to participate in such program had he or she remained employed for an additional three years; (g) outplacement services for a period of three years or, if earlier, until acceptance by the Officer of an offer of employment; (h) an additional amount (a "gross-up" payment) in respect of excise taxes which may be imposed under the "golden parachute" rules on payments and benefits received in connection with the Change in Control; the gross-up payment would make the Officer whole for such excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Corporation's plans, agreements and arrangements (including for example, acceleration of equity awards). In addition to the above, the Severance Agreements provide for full vesting of all stock options and other equity incentive awards upon the occurrence of a Change in Control. A "Change in Control" is deemed to occur if
(i) any person becomes the owner of 20% of the Corporation's voting securities;
(ii) a change in the majority of the membership of the Board occurs without approval of two-thirds of the directors who either were directors at the beginning of the period, or whose election was previously so approved; (iii) there is consummated a merger or consolidation of the Corporation or a subsidiary thereof with another company in which the Corporation's stockholders do not continue to hold at least 65% of the voting securities of the surviving entity (excepting certain recapitalizations of the Corporation); or (iv) there occurs a liquidation of the Corporation or a sale or other disposition of all or substantially all of the Corporation's assets. The Severance Agreements supersede any other agreements and representations made by the Officer or the Corporation setting forth the terms and conditions of the Officer's employment with the Corporation only in the event that the Officer's employment with the Corporation is terminated in connection with a Change in Control by the Company other than for Cause (as defined therein) or by the Officer other than for Good Reason (as defined therein).

                         COMPENSATION COMMITTEE REPORT

TO OUR STOCKHOLDERS

     This report is provided in the Proxy Statement, in accordance with SEC rules, to inform stockholders of the Compensation Committee's compensation policies for executive officers and the rationale for compensation paid to the Chief Executive Officer of the Company.

     To preserve objectivity in the achievement of its goals, the Compensation Committee is comprised of five independent, non-employee directors who have no "interlocking" relationships as defined by the SEC. It is the Compensation Committee's overall goal to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and Company values along with competitive practices. The Compensation Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of Company compensation policies. The Compensation Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance and considers related matters.

COMPENSATION PHILOSOPHY

     The Company's primary business objective is to maximize stockholder value over the long term. To accomplish this objective, the Company has developed a comprehensive business strategy that emphasizes maximizing earnings and stock price, continuing its leadership in those markets in which the Company participates, and providing products and services of the highest value.

     The following compensation policies are intended to facilitate the achievement of the Company's business strategies:

     - Comprise a significant amount of pay for senior executives in the form of long-term, at-risk pay to focus management on the long-term interests of stockholders and balance short-term and long-term business and financial strategic goals.

     - Emphasize variable, at-risk compensation that is dependent upon the level of success in meeting specified corporate performance goals.

     - Encourage a personal proprietary interest to provide executives with a close identification with the Company and align executives' interests with those of stockholders.

     - Enhance the Company's ability to attract, retain, and encourage the development of exceptionally knowledgeable and experienced executives through compensation opportunities.

     - Target compensation levels at rates that are reflective of current market practices to maintain a stable, successful management team.

     Competitive market data, including current compensation trends and movements in the competitive marketplace, is provided by an independent compensation consultant who also advises the Company with regard to the competitiveness of its salary levels, incentive compensation awards and various benefit plans. The data provided compares the Company's compensation practices to a group of comparative companies. The Company's market for compensation comparison purposes is comprised of a group of companies who tend to have national and international business operations and similar sales volumes, market capitalizations, employment levels, and lines of business. The Compensation Committee reviews and approves the selection of companies used for compensation comparison purposes.

     The companies chosen for the comparative group used for compensation comparison purposes generally are not the same companies that comprise the S&P oilfield services industry index in the Performance Graph included in this Proxy Statement. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a published industry index established for comparing stockholder returns. The formula used by the Compensation Committee for determining annual incentive bonuses, as discussed below, does however take into account the S&P oilfield services industry index.

     The key elements of the Company's executive compensation are base salary, annual incentives, long-term compensation and benefits. These key elements (other than benefits) are addressed separately below. In determining compensation, the Compensation Committee considers all elements of an executive's total compensation package, including severance plans, insurance and other benefits.

     In 1993, the Internal Revenue Service adopted Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the Company's Chief Executive Officer and its four other highest paid executive officers. Certain performance-based compensation and certain other compensation that has been approved by stockholders is not subject to the deduction limit. The Company has qualified certain compensation paid to executive officers for deductibility under Section 162(m), including compensation expense related to options granted pursuant to the Company's 1993 Stock Option Plan and shares awarded pursuant to the 1993 Employee Stock Bonus Plan, as well as options and stock appreciation rights granted, and shares awarded in respect of the exercise of a stock option, pursuant to the Long Term Incentive Plan, which is being presented to the stockholders in this Proxy Statement. The 1995 Employee Annual Incentive Compensation Plan produces performance-based compensation within the meaning of Section 162(m); thus the payments under the plan will remain deductible by the Company. To the extent stock awards under the 1995 Stock Award Plan and the Long Term Incentive Plan produce compensation payable to the applicable executive officers, it will be subject to the limitation requirements for deductibility of Section 162(m). The Company may from time to time pay compensation to its executive officers that may not be deductible.

BASE SALARIES

     The Compensation Committee regularly reviews each executive's base salary. Base salaries are targeted at median levels for public companies of Baker Hughes' relative size. Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, as well as internal equity issues and external pay practices.

     Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. When evaluating individual performance, the Compensation Committee considers the executive's efforts in promoting Company values; continuing educational and management training; improving product quality; developing relationships with customers, suppliers and employees; demonstrating leadership abilities among coworkers; and other goals.

     The base salary for Mr. Max L. Lukens (Chief Executive Officer of the Company during fiscal year 1997 and Chairman of the Board) was last reviewed at the October 1996 meeting of the Compensation Committee, at which time he was promoted to Chief Executive Officer and an increase of 26.1% of his base salary was approved. In setting Mr. Lukens' base salary for fiscal year 1997, the Compensation Committee reviewed the compensation of Chief Executive Officers in a group of comparative companies, as well as the Company's positive financial performance during fiscal year 1996 (during which time Mr. Lukens served as President and Chief Operating Officer of the Company) with respect to revenue growth, expense control, net income and earnings per share.

ANNUAL INCENTIVES

     The annual incentive plan promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses to achieve corporate, business unit and individual performance goals. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.

     Each year, the Compensation Committee establishes specific goals relating to each executive's bonus opportunity. Eligible executives are assigned threshold, target and maximum bonus levels based on a percentage of base salary. The percentages have been established based on bonus practices and opportunities within companies comparable to Baker Hughes' size and/or industry. Executives earn bonuses to the extent to which preestablished goals are achieved.

     Corporate goals are determined each year by the Compensation Committee and are based upon financial objectives of the Company deemed appropriate by the Compensation Committee. These objectives may include earnings per share, profit after tax, return on net capital employed, return on shareholder investment or other financial objectives for the year. Where executives have strategic business unit responsibilities, a portion of the goal may be based on financial performance measures that support strategic business unit performance. This portion varies with the position of each individual and the particular objectives of the Company. However, no bonus is paid unless predetermined threshold performance levels are reached.

     An alternative bonus calculation is also made each year. This calculation determines the Company's total stockholder return versus a group of peers. Under this approach, no more than one-half a normal bonus can be paid. The higher of the financial or alternative bonus is paid in any given year. This feature provides motivation and reward to executives for superior performance in the market, even when economic circumstances outside the control of the executive render the Company's financial plans unachievable.

     Target bonus awards are set at a market level (discussed previously). Targets are considered by the Compensation Committee to be achievable, but require above-average performance from each of the executives.

     Based on the Company's fiscal year 1997 financial performance, predetermined bonus objectives, as set by the Compensation Committee, were achieved by each of the named executive officers. For fiscal year 1997, Mr. Lukens earned an annual bonus in the amount of $942,500.

LONG-TERM INCENTIVES

     In keeping with the Company's commitment to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise the largest portion of an executive's total compensation package. The Compensation Committee's objective is to provide executives with long-term incentive award opportunities that are on par with grants made within the Company's industry and are reflective of prior performance.

     Long-term incentive award guidelines have been developed based on the same method used as establishing bonus award guidelines. Practices of comparable companies have been adapted for use at Baker Hughes. The actual percent granted varies by position within the Company.

     Long-term incentives are provided pursuant to the Company's stock option plan. Stock options are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

     On October 22, 1997, the Compensation Committee and the Company's Board of Directors approved the 1998 Special Employee Stock Option Plan, pursuant to which the Compensation Committee granted a nonqualified stock option for 100 shares of Common Stock of the Company to each member of a broad-based group of U.S. and non-U.S. employees of the Company, which group did not include the Company's executives. Each such option was granted at fair market value on the date of grant, for a ten year term, with vesting on the date three years from the date of grant provided such grantee was still an employee of the Company on such date. The Compensation Committee believes that the 1998 Special Employee Stock Option Plan and the grant of stock options thereunder will focus all the Company's employees on the creation of stockholder value and encourage equity ownership in the Company by the Company's employees.

     In fiscal year 1997, Mr. Lukens received options to purchase 100,694 shares of Common Stock. The option granted to Mr. Lukens in fiscal year 1997 was based on a multiple of five times his base salary and represented approximately 11.4% of the total options granted to employees of the Company during the 1997 fiscal year. The Compensation Committee determines each year the total amount of options that will be made available to the Company's executives, as well as the multiple on base salary that will be used for each group of executives who will be receiving options, including Mr. Lukens. These amounts vary each year and are based upon what the Compensation Committee believes is appropriate taking into account the executive's total compensation package and the desire of the Compensation Committee to create stockholder value, to encourage equity ownership by the Company's executives, to provide an appropriate link to the interests of the stockholders, and to provide long-term incentive award opportunities on par with the Company's industry.

SUMMARY

     The Compensation Committee believes that the compensation program for the executives of the Company is comparable with the compensation programs provided by comparable companies and serves the best interests of the stockholders of the Company. The Compensation Committee also believes that annual performance pay is appropriately linked to individual performance, annual financial performance of the Company, and stockholder value.

John F. Maher (Chairman)
Jack S. Blanton
Richard D. Kinder
H. J. Riley, Jr.
Donald C. Trauscht

CORPORATE PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Corporation's cumulative total stockholder return on its Common Stock (assuming reinvestment of dividends at date of payment into Common Stock) with the cumulative total return on the published Standard & Poor's 500 Stock Index and the cumulative total return on Standard & Poor's Oil Well Equipment and Service Industry Group over the preceding five year period. The following graph is presented pursuant to SEC rules. The Corporation believes that while total stockholder return is an important corporate performance indicator, it is subject to the vagaries of the market. In addition to the creation of stockholder value, the Corporation's executive compensation program is based on financial and strategic results, and the other factors set forth and discussed above in "Compensation Committee Report".

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
BAKER HUGHES INCORPORATED; S&P 500; AND S&P OIL WELL EQUIPMENT & SERVICE

                                                                            S&P OIL WELL
        MEASUREMENT PERIOD                                                  EQUIPMENT AND
      (FISCAL YEAR COVERED)           BAKER HUGHES          S&P 500            SERVICE
1992                                           100.00             100.00             100.00
1993                                           102.57             112.94             104.70
1994                                            83.26             117.14              90.59
1995                                            93.22             151.86             108.63
1996                                           141.20             182.63             145.62
1997                                           206.10             255.31             267.17

* Total return assumes reinvestment of dividends on a quarterly basis.

     The comparison of total return on investment (change in year-end stock price plus reinvested dividends) assumes that $100 was invested on September 30, 1992 in Baker Hughes Common Stock, the S&P 500 Index and the S&P Oil Well Equipment and Service Industry Group.

                PROPOSAL TO APPROVE THE LONG TERM INCENTIVE PLAN

     The Board of Directors adopted the Long Term Incentive Plan (the "Plan") on October 22, 1997, to be effective January 28, 1998, subject to stockholder approval. The Plan is intended to reward certain corporate officers and key employees by enabling them to acquire shares of Company common stock (the "Common Stock") and receive other compensation based on the Common Stock. The Plan is also designed to attract and retain key employees and qualified nonemployee directors, and to stimulate the active interest of those persons in the development and financial success of the Company.

     A copy of the Plan is attached as Exhibit A to this Proxy Statement. The principal features of the Plan are described below.

GENERAL

     The Plan provides for the grant of awards in the form of stock options, stock appreciation rights and stock awards to employees of the Corporation and its subsidiaries ("Employee Awards"), and for the grant of stock options to nonemployee directors of the Corporation ("Director Options"). There is available for issuance under the Plan 6,000,000 shares of Common Stock plus the number of shares of Common Stock that have been reserved for issuance under the Company's 1991 and 1993 Employee Stock Bonus Plans but are from time to time no longer needed to be reserved under those plans because there are no longer any eligible options in respect of which awards are made under those plans (subject to adjustments in the event of stock dividends, stock splits and certain other events). If any award granted under the Plan is forfeited or terminated, expires unexercised, is settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an award are not issued or are exchanged for awards that do not involve Common Stock, the shares subject to such award will again become available for the purposes of the Plan. Based on the closing price of the Common Stock on the New York Stock Exchange on October 21, 1997, the aggregate market value of the 6,000,000 shares subject to the Plan is $286,875,000.

ADMINISTRATION

     The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation. With respect to Employee Awards, the Committee interprets the Plan, adopts such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper and corrects any defect or supplies any omission or reconciles any inconsistency therein or in any award granted thereunder. The Committee determines the type or types of Employee Awards to be made under the Plan, designates the employees who are to be the recipients of the awards, and designates the terms, conditions and limitations of each such award.

AWARDS TO EMPLOYEES

     Employee Awards granted under the Plan may be in the form of stock awards, stock appreciation rights and nonqualified and incentive stock options. No employee may be granted an award in the form of a stock option or stock appreciation right that is exercisable for more than 500,000 shares of Common Stock, during any fiscal year. No more than 700,000 shares of Common Stock may be awarded as stock awards that are not stock options or stock appreciation rights (not including the stock awards described in the following sentence). No more than 900,000 shares of Common Stock may be awarded in respect of the exercise of a stock option on a basis of not more than one share of Common Stock for each five shares of Common Stock acquired pursuant to an option exercise. The term of an employee stock option shall not exceed ten years, and once granted, an option may not be repriced or exchanged for an option having a lower price.

AWARDS TO NONEMPLOYEE DIRECTORS

     Effective October 23, 1997, subject to stockholder approval of the Plan, each nonemployee director shall automatically be granted an option that provides for the purchase of 2,000 shares of Common Stock, on the date of his or her first appointment or election to the Board of Directors. In addition, commencing October 28, 1998, and on the fourth Wednesday of each October thereafter, each nonemployee director will automatically be granted an option that provides for the purchase of 1,000 shares of Common Stock. The options granted to nonemployee directors will have a term of seven years from the date of grant, and will vest and become exercisable on the first anniversary of the date of grant. In addition, the purchase price of each share of Common Stock subject to the grant of a Director Option will be equal to the fair market value of the Common Stock on the date of grant. With respect to each option granted within the one-year period preceding the nonemployee director's termination: (i) the option will immediately terminate, if the termination occurs prior to a Change in Control (as defined in the Plan); or (ii) the option will terminate in accordance with the provisions set forth below, relating to options granted prior to the one-year period preceding the non-employee director's termination, if the termination occurs within two years following a Change in Control. With respect to each option granted prior to the one-year period preceding the non-employee director's termination: (i) if a nonemployee director is removed from the Board of Directors for Cause (other than disability or removal in accordance with the provisions of the Corporation's Bylaws), the option will immediately terminate, if the termination occurs prior to a Change in Control, and 30 days following the termination if the termination occurs within two years following a Change in Control; or (ii) if a nonemployee director dies while a director of the Corporation, the option may be exercised in full within one year after the date of the nonemployee director's death (if otherwise within the option period), but not thereafter; or (iii) if a nonemployee director resigns or is removed from the Board of Directors because of disability or in accordance with the provisions of the Corporation's Bylaws, the option may be exercised in full within three years after the date of resignation or removal (if otherwise within the option period), but not thereafter; or (iv) if a nonemployee director ceases to be a director of the Corporation for any reason other than the reasons specified in the preceding sentences, the option may be exercised in full within three months after the date of the termination of the nonemployee director's directorship (if otherwise within the option period), but not thereafter.


PAYMENT OF AWARDS

     Payment of awards to employees may be made in the form of cash or Common Stock, or a combination of cash and Common Stock, and may include such restrictions as the Committee determines, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. Amounts payable to employees with respect to an award may be deferred and paid either in the form of installments or as a lump-sum payment, with the approval of the Committee. Rights to dividends may be extended to, and made part of, an Employee Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish.

EXERCISE OF STOCK OPTIONS

     The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another award or combination of awards, valued at fair market value on the date of exercise. The Committee will determine acceptable methods for employees to tender Common Stock or other awards, provided that any Common Stock that is or was the subject of an award may be so tendered only if it has been held for six months. The Committee may also permit the exercise or purchase of such awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an award.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any change in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any participant under any award previously granted to such participant shall be made without the consent of the participant or to the extent stockholder approval is otherwise required by applicable legal requirements.

CHANGE IN CONTROL

     In the event of a Change in Control (as defined in the Plan), all awards granted pursuant to the Plan will become fully vested and, if applicable, immediately exercisable. All outstanding stock options held by an employee will become fully vested and exercisable as of the effective date of termination of such employee's employment if (i) the employee's employment is terminated by the Corporation without Cause (as defined in the Plan) prior to a Change in Control and the termination was at the request or direction of a person who has entered into an agreement with the Corporation the consummation of which would constitute a Change in Control, (ii) the employee terminates his or her employment for Good Reason (as defined in the Plan) prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direction of the person described in Clause (i) or (iii) the employee's employment is terminated by the Corporation without Cause or by the employee for Good Reason and the termination or the circumstance or event which constitutes Good Reason is otherwise in connection with a Change in Control.

FEDERAL INCOME TAX CONSEQUENCES

     Non-Qualified Stock Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of a non-qualified stock option, and the Corporation is not entitled to a tax deduction by reason of the grant. Upon exercise, the optionee will be treated as receiving compensation taxable as ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option price. Also, upon exercise, the Corporation may claim a deduction in the same amount as income recognized by the optionee, as long as federal income tax withholding requirements are satisfied. Upon subsequent disposition of the stock received, the difference between the amount realized on the disposition and the basis of the stock (exercise price plus any ordinary income recognized) should qualify as long-term or short-term capital gain, depending on the holding period.

     Incentive Stock Options. The incentive stock options are intended to constitute "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, and are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant of an incentive stock option, and no federal income tax is imposed on the exercise if the optionee does not dispose of stock acquired pursuant to the exercise within two years of the date the option was granted and within the one-year period beginning on the date the option was exercised (collectively referred to as a "disqualifying disposition"). However, the optionee must include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income. If there is not a disqualifying disposition, the Corporation would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the stock so acquired. If there is a disqualifying disposition, the Corporation would be entitled to a deduction for federal income tax purposes. If the optionee exercises an incentive stock option and there is a disqualifying disposition, and the amount realized is less than the fair market value on the exercise date, only the difference between the amount realized and the adjusted basis of the stock will be included in taxable income. Upon disposition of the stock received from exercising an incentive stock option other than in a disqualifying disposition, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss.

     The only awards that would have been granted pursuant to the Plan in fiscal year 1997 if the Plan would have been in effect were the stock options that were actually granted under the Company's 1993 Stock Option Plan, if such 1993 Stock Option Plan had not then been in effect. The following table shows certain information with respect to the grants of such stock options:

                               NEW PLAN BENEFITS
                            LONG TERM INCENTIVE PLAN

                                                              NO. OF SHARES
                     NAME AND POSITION                           GRANTED        VALUE(1)
                     -----------------                        -------------    ----------
M.L. Lukens.................................................     100,694       $3,624,984
  Chairman of the Board, President
  and Chief Executive Officer
E. L. Mattson...............................................      36,458        1,312,488
  Senior Vice President and
  Chief Financial Officer
A. J. Szescila..............................................      25,808          929,088
  Senior Vice President and President,
  Baker Hughes Oilfield Operations
G. S. Finley................................................      27,291          982,476
  Senior Vice President and Chief
  Administrative Officer
J. P. Trahan................................................      28,125        1,012,500
  Vice President and President,
  Baker Hughes Solutions
All Current Executive Officers as a Group...................     403,868       14,539,248
All Current Directors who are not Executive Officers as a
  Group.....................................................      19,175          690,300
All Employees as a Group (excluding Executive Officers).....     475,653       17,123,508

---------------

(1) Based on $36.00 per share, the closing price of the Corporation's Common Stock on the New York Stock Exchange on October 22, 1996.

                         STOCKHOLDER PROPOSAL NO. 1 ON

         IMPLEMENTATION OF THE MACBRIDE PRINCIPLES IN NORTHERN IRELAND

     The following proposal was submitted to Baker Hughes by New York City Comptroller Alan G. Hevesi on behalf of the New York City Police Pension Fund, the New York City Fire Department Pension Fund, the New York City Employees' Retirement System, and the New York City Teachers' Retirement System, which hold beneficially 92,900 shares, 23,520 shares, 295,100 shares and 154,300 shares, respectively, of the Corporation's Common Stock, and by the Minnesota State Board of Investment, which holds beneficially 152,019 shares of the Corporation's Common Stock, and is included in this Proxy Statement in compliance with SEC rules and regulations.

     "WHEREAS, Baker Hughes Incorporated operates a wholly-owned subsidiary in Northern Ireland, the Hughes Tool Company Ltd.;

     WHEREAS, the on-going peace process in Northern Ireland encourages us to search for non-violent means for establishing justice and equality;

     WHEREAS, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:

          1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs.

          2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

          3. The banning of provocative religious or political emblems from the workplace.

          4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups.

          5. Layoff, recall and termination procedures should not in practice, favor particular religious groupings.

          6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin.

          7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade and improve the skills of minority employees.

          8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement.

          9. The appointment of a senior management staff member to oversee the company's affirmative action efforts and the setting up of timetables to carry out affirmative action principles.

     RESOLVED, Stockholders request the Board of Directors to:

          1. Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles."

PROPONENT'S STATEMENT IN SUPPORT OF PROPOSAL

     "-- We believe that our Company benefits by hiring from the widest available talent pool. An employee's ability to do the job should be the primary consideration in hiring and promotion decisions.

     -- Continued discrimination and worsening employment opportunities have been cited as contributing to support for a violent solution to Northern Ireland's problems.

     -- Implementation of the MacBride Principles by Baker Hughes will demonstrate its concern for human rights and equality of opportunity in its international operations.

     Please vote your proxy FOR these concerns."

                    STATEMENT OF THE BOARD OF DIRECTORS AND
                   MANAGEMENT IN OPPOSITION TO PROPOSAL NO. 1

     Baker Hughes has a long standing policy of being an equal opportunity employer worldwide. This policy requires managers to conduct their employment practices in a manner that does not discriminate on the basis of race, color, religion, sex, national origin, age, handicap or veteran's status. Baker Hughes' operating unit in Northern Ireland, now known as Hughes Christensen Company, a division of Baker Hughes Limited ("HCC"), has subscribed to this policy.

     In addition, HCC has signed a Declaration of Principle and Intent under the Northern Ireland Fair Employment Act of 1989 (the "Northern Ireland Fair Employment Act") indicating its commitment to be an equal opportunity employer. The Northern Ireland Fair Employment Act has as its purposes the promotion of equal opportunity and the elimination of discrimination in employment for persons of different religious and political beliefs.

     HCC also continues to cooperate fully with the Fair Employment Commission for Northern Ireland, and has recently agreed to enter into a voluntary agreement with the Fair Employment Commission to adopt and implement an affirmative action program to ensure fair participation of the Roman Catholic community in HCC's workforce in Northern Ireland.

     Your Board of Directors believes HCC's employment policies and practices ensure that HCC does not discriminate in its employment practices and that HCC's hiring and promotion practices do not make it more difficult for persons of a given religious belief to obtain employment or advancement.

     The MacBride Principles and the Northern Ireland Fair Employment Act both seek to eliminate employment discrimination in Northern Ireland. By adopting the MacBride Principles, HCC would become unnecessarily accountable to two sets of similar but not identical fair employment guidelines. For these reasons, your Board of Directors believes that implementation of the MacBride Principles would be burdensome, superfluous and unnecessary, particularly in light of HCC's own policies, its compliance with the requirements of the Northern Ireland Fair Employment Act and its cooperation with the Fair Employment Commission.

     Your Board of Directors has determined that HCC's policies on equal employment opportunity are entirely consistent with Baker Hughes' obligations and goals to act as an ethical and responsible member of the business community. Your Board of Directors does not believe that endorsement of the MacBride Principles is necessary, appropriate, or in the best interest of Baker Hughes, its subsidiaries or affiliates, or their respective employees.

     A proposal in substantially this form has been submitted to Baker Hughes' stockholders for their consideration every year for the last ten years, and such proposal has never received more than 17.4% of the vote in favor of the proposal. SEC rules require that the proposal be included in this Proxy Statement again this year since the proposal received more than 10% of the vote in favor of the proposal last year.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Your Board of Directors recommends a vote AGAINST approval of Stockholder Proposal No. 1 on implementation of the MacBride Principles in Northern Ireland.

                                 ANNUAL REPORT

     The 1997 Annual Report of the Corporation, which includes audited financial statements for the fiscal year ended September 30, 1997, accompanies this Proxy Statement; however, that report is not part of the proxy soliciting information.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, the Corporation's independent certified public accountants, have advised the Corporation that they will have representatives attending the Annual Meeting prepared to answer appropriate questions, and those representatives will be given an opportunity to make a statement at the meeting if they desire to do so.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting must be received by the Corporation by August 17, 1998 to be considered for inclusion in the Proxy Statement and form of proxy relating to the 1999 Annual Meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                                                                       EXHIBIT A

                            LONG TERM INCENTIVE PLAN

                                       OF

                           BAKER HUGHES INCORPORATED

     1. Plan. This Long Term Incentive Plan of Baker Hughes Incorporated (the "Plan") was adopted by Baker Hughes Incorporated to reward certain corporate officers and key employees of Baker Hughes Incorporated by enabling them to acquire shares of common stock of Baker Hughes Incorporated and receive other compensation based on such common stock.

     2. Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of such employees and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

     3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

          "Affiliate" is as defined in Section 16.

          "Annual Director Award Date" means, for each year beginning on or after October 28, 1998, the fourth Wednesday of October of each year.

          "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

          "Award" means an Employee Award or a Director Award.

          "Award Agreement" means any Employee Award Agreement or Director Award Agreement.

          "Beneficial Owner" is as defined in Section 16.

          "Board" means the Board of Directors of the Company.

          "Cause" is as defined in Section 16.

          "Change in Control" is as defined in Section 16.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan; provided, for purposes of Section 16, Committee is as defined therein.

          "Common Stock" means the Common Stock, par value $1.00 per share, of the Company.

          "Company" means Baker Hughes Incorporated, a Delaware corporation.

          "Director" means an individual serving as a member of the Board.

          "Director Award" means the grant of a Director Option.

          "Director Award Agreement" means a written agreement between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

          "Disability" means, with respect to a Nonemployee Director, the inability to perform the duties of a Director for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

          "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

          "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an Employee of the Company or any of its Subsidiaries and is expected to become such an Employee within the following six months.

          "Employee Award" means the grant of any Option, SAR or Stock Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

          "Employee Award Agreement" means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" per share of Common Stock shall be determined by the Committee, based on the composite transactions in Common Stock as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Common Stock on the trading day prior to the date on which value is being determined.

          "Fiscal Year" shall mean the year commencing October 1 and ending September 30.

          "Good Reason" is as defined in Section 16.

          "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

          "Nonemployee Director" has the meaning set forth in paragraph 4(b) hereof.

          "Nonqualified Stock Option" means an Option that is not an Incentive Option.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified price.

          "Participant" means an Employee or Director to whom an Award has been made under this Plan.

          "Person" is as defined in Section 16.

          "Potential Change in Control" is as defined in Section 16.

          "Restricted Stock" means any Common Stock that is restricted or subject to forfeiture provisions.

          "Restriction Period" means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

          "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

          "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

          "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

     4. Eligibility.

          (a) Employees. Key Employees eligible for Employee Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

          (b) Directors. Directors eligible for Director Awards under this Plan are those who are not employees of the Company or any of its Subsidiaries ("Nonemployee Directors").

     5. Common Stock Available for Awards. Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of (a) 6,000,000 shares of Common Stock plus (b) the number of shares of Common Stock that have been reserved for issuance under the Company's 1991 and 1993 Employee Stock Bonus Plan but are from time to time no longer needed to be reserved under such plans because there are no longer any eligible options in respect of which awards are made under such plans, all of which shall be available for Incentive Options or Nonqualified Stock Options. The number of shares of Common Stock that are the subject of Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

     6. Administration.

          (a) This Plan, as it applies to Participants who are Employees but not with respect to Participants who are Nonemployee Directors, shall be administered by the Committee.

          (b) Subject to the provisions hereof, insofar as this Plan relates to the Employee Awards, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. Insofar as this Plan relates to Employee Awards, the Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 8(b)(v) of this Plan, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions contained in an Employee Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards) or an Employee Award or otherwise amend or modify an Employee Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award was granted or (ii) consented to by such Participant. The Committee may make an award to an individual who it expects to become an Employee of the Company or any of its Subsidiaries within the next six months, with such award being subject to the individual's actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

          (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of
     Section 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

     7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

     8. Employee Awards.

          (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional or alternative Employee Awards upon the occurrence of specified events. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

             (i) Option. An Employee Award may be in the form of an Option. An Option awarded to an Employee pursuant to this Plan may consist of an Incentive Stock Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall not be less than the Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option awarded pursuant to this Plan, including the term of any Option and the date or dates upon which it becomes exercisable, shall be determined by the Committee.

             (ii) Stock Appreciation Right. An Employee Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

             (iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

          (b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

             (i) no Participant may be granted, during any Fiscal Year, Employee Awards consisting of Options or SARs that are exercisable for more than 500,000 shares of Common Stock;

             (ii) no more than 700,000 shares of Common Stock may be awarded as Stock Awards that are not Options or SARs not including the Stock Awards in clause (iii) below;

             (iii) no more than 900,000 shares may be awarded in respect of the exercise of a stock option on a basis of not more than one share of Common Stock for each 5 shares of Common Stock acquired pursuant to an Option exercise (the limitation set forth in this clause (iii)), together with the limitations set forth in clauses (i) and (ii) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations");

             (iv) the term of any Option shall not exceed ten years; and

             (v) once granted, an Option may not be repriced or exchanged for an option having a lower exercise price.

     9. Director Awards. Each Nonemployee Director of the Company shall be granted Director Awards in accordance with this Section 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

          (a) Director Options. Subject to shareholder approval required for the Plan in Section 20, effective October 23, 1997, on the date of his or her first appointment or election to the Board of Directors, a Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 2,000 shares of Common Stock. In addition, on each Annual Director Award Date, each Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 1,000 shares of Common Stock.

        (b) Terms.

             (i) Each Director Option shall have a term of seven years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Nonemployee Director (the "Option Expiration Date").

             (ii) The purchase price of each share of Common Stock subject to a Director Option shall be equal to the Fair Market Value of the Common Stock on the date of grant.

             (iii) All Director Options shall vest and become exercisable on the first anniversary of the date of grant.

             (iv) a Nonemployee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board of Directors of the Company for any reason whatsoever (including his death). If a Nonemployee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under
        Section 9 and all of his rights thereunder shall wholly and completely terminate:

                (A) With respect to each option granted within the one-year period preceding such termination of service:

                    (1) At the time the Nonemployee Director's directorship is terminated, if such termination of service occurs prior to a Change in Control; or

                    (2) At the time determined under Section 9(b)(iv)(B), if
               such termination of service occurs within two years following or in connection with a Change in Control.

                (B) With respect to each option granted prior to the one-year period preceding such termination:

                    (1) At the time the Nonemployee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board of Directors for cause not defined for Directors (other than disability not defined for Directors or in accordance with the provision of the Company's Bylaws regarding automatic termination of directors' terms of office), if such termination of service occurs prior to a Change in Control, and 30 days following such termination of service if such termination occurs within two years following a Change in Control; or

                    (2) At the expiration of a period of one year after the
               Nonemployee Director's death (but in no event later than the Option Expiration Date) if the Nonemployee Director's directorship is terminated by reason of his death. An option granted to a Nonemployee Director may be exercised by the Nonemployee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                    (3) At the expiration of a period of three years after the
               Nonemployee Director's directorship is terminated as a result of such person's resignation or removal from the Board of Directors of the Company because of disability not defined for Directors or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

                    (4) At the expiration of a period of three months after the
               Nonemployee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Nonemployee Director's directorship is terminated for any reason other than the reasons specified above.

          (c) Agreements. Any Award of Director Options shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by an Authorized Officer for and on behalf of the Company.

     10. Payment of Awards.

          (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

          (b) Deferral. With the approval of the Committee, amounts payable in respect of Employee Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee. Any deferred payment of an Employee Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

          (c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Employee Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

     11. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock or Director Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards; provided that any Common Stock that is or was the subject of an Award may be so tendered only if it has been held by the Participant for six months. An Award Agreement evidencing an option may, in the discretion of the Committee, provide for a "cashless exercise" of an Option by establishing procedures whereby the optionee, by a properly executed written notice, directs (1) an immediate sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the optionee of the option price, (2) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (3) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

     12. Taxes. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

     13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant or to the extent stockholder approval is otherwise required by applicable legal requirements.

     14. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void.

     15. Adjustments.

          (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then, (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, (v) the number of shares of Common Stock covered by Director Options automatically granted pursuant to Section 9 hereof and (vi) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to
     (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock covered by Director Options automatically granted pursuant to Section 9 hereof and (v) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

     16. Change in Control.

          (a) Notwithstanding any provision of the Plan to the contrary other than the last paragraph of this Section 16, in the event of an occurrence of a Change in Control, all Awards granted pursuant to this Plan shall become fully vested and, if either an Option or SAR or similar Award, immediately exercisable.

          (b) Notwithstanding any provision of the Plan to the contrary, all outstanding options held by an Employee shall become fully vested and exercisable as of the effective date of termination of such Employee's employment if (i) such Employee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Employee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), or (iii) such Employee's employment is terminated by the Company without Cause or by the Employee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

          (c) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

          (e) "Cause" for termination by the Company of the Employee's employment shall mean (i) the willful and continued failure by the Employee to substantially perform the Employee's duties with the Company (other than any such failure resulting from the Employee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Employee) after a written demand for substantial performance is delivered to the Employee by the Committee, which demand specifically identifies the manner in which the Committee believes that the Employee has not substantially performed the Employee's duties, or (ii) the willful engaging by the Employee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Employee's part shall be deemed "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

          (f) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

             (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

             (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

             (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

             (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

             Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          (g) "Committee" shall mean (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Compensation Committee of the Board of Directors of the Company, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause (ii)); provided, however, that the maximum number of individuals constituting the Committee shall not exceed six (6).

          (h) "Good Reason" for termination by the Employee of the Employee's employment shall mean the occurrence (without the Employee's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of
     Section 16(b) hereof (treating all references in paragraphs (1) through (7) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (1), (5), (6) or (7) below, such act or failure to act is corrected prior to the effective date of the Employee's termination for Good Reason;

             (1) the assignment to the Employee of any duties inconsistent with the status of the Employee's position with the Company or a substantial adverse alteration in the nature or status of the Employee's responsibilities from those in effect immediately prior to the Change in Control;

             (2) a reduction by the Company in the Employee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;

             (3) the relocation of the Employee's principal place of employment to a location more than 50 miles from the Employee's principal place of employment immediately prior to the Change in Control or the Company's requiring the Employee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Employee's present business travel obligations;

             (4) the failure by the Company to pay to the Employee any portion of the Employee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

             (5) the failure by the Company to continue in effect any compensation plan in which the Employee participates immediately prior to the Change in Control which is material to the Employee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Employee's participation relative to other participants, as existed immediately prior to the Change in Control;

             (6) the failure by the Company to continue to provide the Employee with benefits substantially similar to those enjoyed by the Employee under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Employee was participating immediately prior to the Change in Control (except for across the board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the

        Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit or perquisite enjoyed by the Employee at the time of the Change in Control, or the failure by the Company to provide the Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

             (7) if the Employee is party to an individual employment, severance, or similar agreement with the Company, any purported termination of the Employee's employment which is not effected pursuant to the notice of termination or other procedures specified therein satisfying the requirements thereof; for purposes of this Plan, no such purported termination shall be effective.

             The Employee's right to terminate the Employee's employment for Good Reason shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

             For purposes of any determination regarding the existence of Good Reason, any claim by the Employee that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

          (i) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (j) A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

             (1) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

             (2) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

             (3) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates); or

             (4) the Board of Directors of the Company adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

          In the event that the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, such transaction constitutes a Change in Control within the meaning of the Plan and individuals who satisfy the requirements in clauses
     (i) and (ii) below constitute at least two-thirds ( 2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then this Section 16 and other Plan provisions concerning a Change in Control shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and to the extent that the application of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Section 16 and other Plan provisions concerning a Change in Control disqualifies the transaction as a "pooling" transaction (including, if applicable, all provisions of the Plan relating to a Change in Control), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction.

     17. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

     18. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

     19. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

     20. Effectiveness. The Plan as established by resolution of the Board shall be effective as set forth herein as of October 23, 1997 but only if the Plan is approved by the shareholders of the Company on or before January 28, 1998.

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                JANUARY 28, 1998

                           BAKER HUGHES INCORPORATED
                                3900 ESSEX LANE
                                 HOUSTON, TEXAS